LEGG MASON TAX-EXEMPT TRUST, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2003

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the fund's Prospectus, dated May 1, 2003, which has been filed with the Securities and Exchange Commission ("SEC"). The fund's financial statements and the report of its independent accountants are incorporated by reference into (and are therefore legally a part of) this Statement of Additional Information from the fund's annual report to shareholders. A copy of either the Prospectus or the annual report may be obtained without charge from the fund's distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), by calling 1-800-822-5544.


                             Legg Mason Wood Walker,
                                  Incorporated
--------------------------------------------------------------------------------
                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-5544

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                                TABLE OF CONTENTS


                                                                          Page

DESCRIPTION OF THE FUND.....................................................3
FUND POLICIES...............................................................3
INVESTMENT STRATEGIES AND RISKS.............................................5
ADDITIONALTAX INFORMATION...................................................8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................9
VALUATION OF FUND SHARES....................................................12
PERFORMANCE INFORMATION.....................................................14
MANAGEMENT OF THE FUND......................................................15
THE FUND'S INVESTMENT ADVISER/MANAGER.......................................21
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................23
THE FUND'S DISTRIBUTOR......................................................23
CAPITAL STOCK INFORMATION...................................................25
THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.............25
THE FUND'S LEGAL COUNSEL....................................................26
THE FUND'S INDEPENDENT ACCOUNTANTS..........................................26
FINANCIAL STATEMENTS........................................................26
RATINGS OF SECURITIES......................................................A-1





No person has been authorized to give any information or to make any representations not contained in the Prospectus or this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this Statement of Additional Information do not constitute an offering by the fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.


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                             DESCRIPTION OF THE FUND

         Legg Mason Tax-Exempt Trust, Inc. ("Tax-Exempt Trust" or "Corporation" or "fund") is a diversified open-end management investment company established as a Maryland corporation on July 26, 1982.

                                  FUND POLICIES

         The following information supplements the information concerning the fund's investment objective, policies and limitations found in the Prospectus.

         Tax-Exempt Trust's investment objective is to seek high current income exempt from federal income tax, to preserve capital, and to maintain liquidity. The investment objective is non-fundamental and may be changed by the Corporation's Board of Directors without shareholder approval upon 60 days' written notice to shareholders.

         The fund has adopted the following fundamental investment limitations, which cannot be changed except by a vote of its shareholders:

Tax-Exempt Trust may not:

1. Borrow money, except (1) in an amount not exceeding 33 1/3 % of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

2. Engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

3. Lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

4. Issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a

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         forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

 7. Make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

         As a fundamental policy, under normal circumstances, the fund will invest at least 80% of its net assets in short-term, high-quality municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax. For purposes of this policy, net assets include the amount of any borrowing for investment purposes.

         The foregoing fundamental investment limitations may be changed with respect to the fund by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or
(b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

         Although not a part of the fund's fundamental investment restriction on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry. For the purpose of the fund's fundamental limitation on concentration, private activity bonds ("PABS") issued by non-governmental users will not be considered municipal obligations.

         The fund is diversified under the 1940 Act. Although not a part of the fund's fundamental investment restrictions, the 1940 Act currently states that a fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the fund's total assets and (2) no more than 10% of the outstanding voting securities of such issuer. The fund may only change to non-diversified status with the affirmative vote of the fund's shareholders. The fund is also subject to the stricter diversification requirement of Rule 2a-7.

         The following are some of the non-fundamental investment limitations that the fund currently observes:

1. The fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. The fund may invest up to 10% of its net assets in illiquid securities. For this purpose, illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security.

3. The fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

4. The fund may not purchase securities on margin, except that (1) the fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) the fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis or other financial instruments.

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         Except  as  otherwise  stated,  if  a  fundamental  or  non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of the fund, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. The fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.

         Unless otherwise stated, the fund's investment policies and limitations are non-fundamental and may be changed without shareholder approval.

                         INVESTMENT STRATEGIES AND RISKS

         The fund seeks to produce high current income exempt from federal income tax, to preserve capital, and to maintain liquidity. The fund normally invests substantially all of its assets in a diversified portfolio of obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities, the interest on which, in the opinion of counsel to the issuers of those obligations, is exempt from federal income tax and is not a tax preference item ("TPI") for purposes of the federal alternative minimum tax ("municipal obligations").

         In selecting investments, the fund considers the ratings assigned to securities by nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"). The ratings of NRSROs represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are only opinions of the NRSROs and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, interest rate and rating may have different market prices. Appendix A to this SAI contains information concerning the ratings of Moody's and S&P and their significance. The fund considers each rating to include any modifiers, e.g., "+" or "-".

         Municipal obligations include "general obligation bonds," which are secured by the issuer's pledge of its full faith and credit, including its taxing power, and "revenue bonds," which are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source, such as the corporate user of the facility being financed. Private activity bonds usually are revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facilities. Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax, and to the interest not being a TPI are rendered by bond counsel to the issuers at the time of issuance. Neither the fund nor the adviser will independently review the basis for such opinions.

         An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that litigation or other conditions may materially and adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations.

         From time to time, Congress has considered proposals that would restrict or eliminate the federal income tax exemption for interest on municipal

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obligations.  If Congress enacted such a proposal, the availability of municipal obligations for investment by the fund and the value of its assets could be materially and adversely affected. In that event, the fund would re-evaluate its investment objectives and policies and consider changes in its structure or possible dissolution.

When-issued securities

         The fund may enter into commitments to purchase municipal obligations on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When the fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. To meet its payment obligation, the fund will segregate cash or appropriate liquid securities in an amount at least equal to the payment that will be due. The fund does not expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 25% of total assets.

         Delivery of and payment for when-issued securities normally take place 7 to 45 days after the date of the commitment. Consequently, increases in the market rate of interest between the commitment date and settlement date may result in a market value for the security on the settlement date that is less than its purchase price. Typically, no interest accrues to the purchaser until the security is delivered.

         The fund only makes when-issued commitments with the intention of actually acquiring the securities, but it may sell these securities before the settlement date if market conditions warrant. When payment is due for when-issued securities, the fund meets its obligation from then-available cash, from the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The purchase of when-issued securities could affect the fund's share price in a manner similar to the use of borrowing.

Stand-by commitments

         When the fund exercises a stand-by commitment that it has acquired from a dealer with respect to its investments in municipal obligations, the dealer normally pays the fund an amount equal to (1) the fund's acquisition cost of the municipal obligations (excluding any accrued interest which the fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. The fund's right to exercise stand-by commitments is unconditional and unqualified and exercisable by the fund at any time prior to the underlying securities' maturity.

         A stand-by commitment is not transferable by the fund without the underlying securities, although the fund could sell the underlying municipal obligations to a third party at any time. The fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the fund will not exceed 1/2 of 1% of the fund's total asset value calculated immediately after each stand-by commitment is acquired. The fund intends to enter into stand-by commitments only with those banks, brokers and dealers that in the adviser's opinion present minimal credit risks.

         The fund intends to acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not ordinarily affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the fund will be valued at zero in determining net asset value. Where the fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation during the period the commitment is held by the fund. Stand-by commitments will not affect

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the average weighted maturity of the assets of the fund.

Variable rate and floating rate obligations

         The fund may invest in variable and floating rate municipal obligations. A variable rate obligation differs from an obligation with a fixed rate coupon, the value of which fluctuates in inverse relation to interest rate changes. Should interest rates decline, generally the value of a fixed rate obligation increases and the obligation sells at a premium. If interest rates increase, generally the value of a fixed rate obligation decreases and the obligation sells at a discount. The magnitude of such capital fluctuations is also a function of the period of time remaining until the obligation matures. Short-term fixed rate obligations are minimally affected by interest rate changes; the greater the remaining period until maturity, the greater the fluctuation in value of a fixed rate obligation is likely to be.

         Variable rate obligation coupons are not fixed for the full term of the obligation but are adjusted periodically based upon changes in prevailing interest rates. As a result, the value of variable rate obligations is less affected by changes in interest rates. The more frequently such obligations are adjusted, the less such obligations are affected by interest rate changes during the period between adjustments. The value of a variable rate obligation, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer.

         By investing in variable rate obligations, the fund hopes to take advantage of the normal yield curve function that usually results in higher yields on longer-term investments. This policy also means that should interest rates decline, the yield of the fund will decline, and the fund and its shareholders will forgo the opportunity for capital appreciation of its portfolio investments and of their shares. Should interest rates increase, however, the yield of the fund will increase, and the fund and its shareholders will face less risk of capital depreciation of its portfolio investments and of their shares. There is no limitation on the percentage of the fund's assets that may be invested in variable rate obligations. However, the fund will limit the value of its investments in any variable rate securities that are illiquid and in all other illiquid securities to 10% or less of its net assets.

         Floating  rate  obligations  also are not fixed,  but are  adjusted  as
specified   benchmark   interest  rates  change.   In  other   respects,   their
characteristics are similar to variable rate notes, as discussed previously.

         The fund may also invest in floating rate and variable rate demand notes. A demand feature entitles the fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 days' notice or (2) at specified intervals, not exceeding 397 days, and upon no more than 30 days' notice. The note may be supported by an unconditional bank letter of credit guaranteeing payment of the principal or both the principal and accrued interest. The adviser, as permitted by the SEC, may take into consideration the creditworthiness of the bank issuing the letter in making the investment decision. A change in the credit quality of the bank backing a variable rate or floating rate demand note could result in a loss to the fund and affect its share price. The SEC permits some variable and floating rate instruments to be deemed to have remaining maturities of 397 days or less, notwithstanding that the date on which final payment is due may be in excess of 397 days.

Temporary investments

         From time to time for liquidity purposes or pending the investment of the proceeds of the sale of shares, the fund may invest up to 20% of its net assets in: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit and bankers' acceptances of U.S. domestic banks with assets of one billion dollars or more; commercial paper or other corporate notes of high grade quality; and short-term repurchase agreements on such investments. Interest earned from such taxable investments will be taxable to investors as ordinary income when distributed to them. For temporary defensive purposes, the fund may invest up to 100% of its assets in U.S. Government securities and other taxable short-term instruments.

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

Repurchase agreements

         A repurchase agreement is an agreement under which municipal obligations, U.S. Government obligations or other high-quality debt securities are acquired by the fund from a securities dealer or bank subject to resale at a previously agreed-upon price and date. When the fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the purchase amount including the interest factor. The securities are held for the fund by a custodian bank or an approved securities depository or book-entry system as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The fund will enter into repurchase agreements only with financial institutions determined by the fund's adviser to present minimal risk of default during the term of the agreement. Repurchase agreements are usually for periods of one week or less but may be for longer periods. The fund will not enter into repurchase agreements of more than seven days duration if more than 10% of its net assets would be invested in such agreements and other illiquid investments. The fund's income from repurchase agreements is taxable as interest income.

         In determining its status as a diversified fund, the fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Trading policies

         In seeking increased income, the fund may not always hold its securities to maturity but may sell a security to buy another with a higher yield because of short-term market movements. This may result in high portfolio turnover. The fund, however, does not anticipate incurring significant brokerage expenses in connection with this trading, because the transactions ordinarily are made directly with the issuer or a dealer on a net price basis.

                           ADDITIONAL TAX INFORMATION

Federal tax

         The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that might apply to them.

         To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the fund must distribute annually to its shareholders at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Code plus its investment company taxable income (generally, taxable net investment income, plus the excess of net short-term capital gain over net long-term capital loss, determined without regard to any deduction for dividends paid) and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         By qualifying for treatment as a RIC, a fund (but not shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to its shareholders. If the fund failed to qualify for that treatment for any taxable year: (i) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders; and (ii) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" as described in the Prospectus, as taxable dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

         If the fund receives tax-exempt interest attributable to certain "private activity bonds," a proportionate part of the exempt-interest dividends paid by the fund will be a TPI. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the federal alternative minimum tax, without regard to whether the fund's tax-exempt interest was attributable to those bonds. Private activity bonds are issued by or on behalf of public authorities to finance various privately operated facilities.

         If the fund invests in instruments that generate taxable income, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the fund realizes capital gains as a result of market transactions, any distributions of those gains will be taxable to its shareholders.

         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing fund shares. For users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, a "substantial user" generally includes a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund), plus 50% of their benefits, exceeds certain base amounts. Exempt-interest dividends from the fund are still tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds certain established amounts.

         The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income, if any, for the one-year period ending on October 31 of that year, plus certain other amounts.

State and local income tax

         The exemption of certain interest income for federal income tax purposes does not necessarily result in exemption of such income under the income or other tax laws of any state or local jurisdiction. A shareholder may be exempt from state and local taxes on dividends attributable to interest income derived from obligations of the state and/or localities of the state in which he or she is a resident, but generally will be taxed on dividends attributable to income derived from obligations of other jurisdictions. Shareholders receive notification annually of the portion of the fund's tax-exempt income attributable to each state. Shareholders should consult their tax advisers about the tax status in their own states and localities of dividends from the fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange ("Exchange") is open for business. The procedure for purchasing shares of the fund is explained in the Prospectus under "How to Invest".

          If your check is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

Conversion to federal funds

         It is the fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Legg Mason, the fund's distributor, or Boston Financial Data Services ("BFDS"), the fund's transfer agent and dividend disbursing agent, acts as the shareholders' agent in depositing checks and converting them to federal funds, normally within two to ten business days of receipt of checks.

         A cash deposit made after the daily cashiering deadline of the Legg Mason office in which the deposit is made will be credited to your Legg Mason brokerage account ("Brokerage Account") on the next business day following the day of deposit, and the resulting free credit balance will be invested on the second business day following the day of receipt.

Purchases by sweep

         Shareholders of the fund who have regular Brokerage Accounts with Legg Mason have the option of setting up automatic weekly transfers of cash balances from their Brokerage Account to the fund (commonly referred to as a "sweep"). The transfer will take place on the last business day of the week, based on the prior business day's balance. If your fund account drops to zero, the automatic transfer to the fund will cease. The automatic transfer will be reestablished when a $1,000 credit balance is available in your Brokerage Account.

Redemptions by sweep

         For Brokerage Account clients, an automatic redemption of fund shares will occur when the Brokerage Account has a debit balance except for accounts that require the Financial Advisor to manually redeem shares of the fund to cover debit balances in the Brokerage Account.

Redemption in-kind

         The fund reserves the right, under certain conditions, to honor any request for a redemption, or combination of requests from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the fund, whichever is less, by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem "in-kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the shareholders as a whole.

Future First(R) Systematic Investment Plan and Transfer of Funds from Financial Institutions

         Under the Future First(R) Systematic Investment Plan, you may arrange for automatic monthly investments of $50 or more by authorizing BFDS to transfer funds each month from your Brokerage Account or from your checking/savings account to be used to buy additional shares of the fund. Legg Mason will send an account statement quarterly. The transfer also will be reflected on your Legg Mason account statement or your regular checking account statement. You may terminate the Future First(R) Systematic Investment Plan at any time without charge or penalty.

         You may also buy additional shares of the fund through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow you, on a pre-authorized basis, to have $50 or more automatically transferred monthly from your checking/savings account for investment in shares of the fund.

Systematic Withdrawal Plan

         All Legg Mason funds in any Legg Mason account are eligible for the Systematic Withdrawal Plan. Any account with a net asset value of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. There are three ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Credit to brokerage account - fund shares will be redeemed on the first business day of each month and the proceeds will be credited to the brokerage account on the third business day; (2) Check mailed by the funds' transfer agent - fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (3) ACH to checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Redemptions will be made at the net asset value per share determined as of the close of regular trading the Exchange (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. You may change the monthly amount to be paid to you without charge by notifying Legg Mason or the affiliate with which you have an account. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. The fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of your original investment may be correspondingly reduced.

         The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First(R) Systematic Investment Plan.

Legg Mason Premier Asset Management Account

         Shareholders of the fund who have cash or negotiable securities (including fund shares) valued at $10,000 or more in accounts with Legg Mason may subscribe to Legg Mason's Premier Asset Management Account ("Premier"). Premier allows shareholders to combine their fund account with a Brokerage Account with margin borrowing availability, unlimited checkwriting with no minimum check amount and a VISA Gold debit card. Shareholders of the fund participating in the Premier program will have free credit balances in their Brokerage Account automatically invested in shares of the fund. Free credit balances of $100 or more will be invested on the same business day the balances are credited to the Brokerage Account. Free credit balances of less than $100 will be invested in fund shares weekly. If your fund account drops to zero, the automatic transfer to the fund will cease. The automatic transfer will be reestablished when a $1,000 credit balance is available in your Brokerage Account.

         Shareholders should be aware that the various features of the Premier program are intended to provide easy access to assets in their accounts and that the Premier account is not a bank account. Legg Mason charges a fee for the Premier services, which is currently $125 per year for individuals and $200 per year for businesses and corporations. Additional information about the Premier program is available by calling your Legg Mason Financial Advisor or Legg Mason's Premier Client Services at 1-800-253-0454 or 1-410-454-2066.

Legg Mason Funds Premier Account

         The Legg Mason Funds Premier Account and its services are free to Funds Investor Services clients with fund shares valued at $50,000 or more. The Legg Mason Fund Premier Account includes many of the same services as the Legg Mason Premier Asset Management Account, such as Visa debit card, ATM access, unlimited checkwriting and a secured line of credit (margin). In addition, shareholders will receive personalized guidance from their dedicated Funds Investor Services Representative, access to the Legg Mason Funds Core Four Asset Allocation system, hypothetical investment scenarios, portfolio analysis, interaction with high-level Funds personnel, and more. The Funds Premier Account is also intended to provide easy access to your Legg Mason funds assets. For additional information about this account, contact Legg Mason Funds Investor Services at 1-800-822-5544.

Other Information Regarding Redemptions

         The fund reserves the right to modify or terminate the check, wire, telephone or Internet redemption services described in the Prospectus and this Statement of Additional Information at any time.

         You may request the fund's checkwriting service by completing a Funds Checkwriting Services request form and sending it to Legg Mason Funds Investor Services, P.O. Box 17023, Baltimore, Maryland 21297-0356. State Street Bank and Trust Company ("State Street"), the fund's custodian, will supply you with checks which can be drawn on an account of the fund maintained with State Street. When honoring a check presented for payment, the fund will cause State Street to redeem exactly enough full and fractional shares from your account to cover the amount of the check. Canceled checks will be returned to you.

         Check redemption is subject to State Street's rules and regulations governing checking accounts. Checks printed for the checking account cannot be used to set up electronic funds transfer arrangements with third parties. In addition, checks cannot be used to close a fund account because when the check is written you will not know the exact total value of the account, including accrued dividends, on the day the check clears. Persons who obtained certificates for their shares may not use the checkwriting service.

         The date of payment for a redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Although the fund may elect to redeem any shareholder account with a current value of less than $500, the fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

                            VALUATION OF FUND SHARES

         The fund attempts to stabilize the value of a share at $1.00. Net asset value will not be calculated on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Use of the Amortized Cost Method

         The Board of Directors has decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost, adjusted for amortization of premium or accumulation of discount, rather than at current market value. The Board of Directors periodically assesses the appropriateness of this method of valuation.

         The fund's use of the amortized cost method depends on its compliance with Rule 2a-7 under the 1940 Act. Under that Rule, the Board of Directors must establish procedures reasonably designed to stabilize the net asset value at $1.00 per share, as computed for purposes of distribution and redemption, taking into account current market conditions and the fund's investment objective.

         Under the Rule, the fund is permitted to purchase instruments which are subject to demand features or stand-by commitments. As defined by the Rule, a demand feature entitles the fund to receive the principal amount of the instrument from the issuer or a third party on no more than 30 days' notice. A stand-by commitment entitles the fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

Monitoring Procedures

         The fund's procedures include monitoring the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value. If there is a difference of more than 0.5% between the two, the Board of Directors will take steps it considers appropriate (such as shortening the dollar-weighted average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

Investment Restrictions

         Rule 2a-7 requires the fund to limit its investments to instruments that: (i) in the opinion of the Board of Directors or its delegate, present minimal credit risk and are rated in one of the two highest short-term rating categories by a requisite number of NRSROs or if unrated (as defined in the Rule), are determined to be of comparable quality ("Eligible Securities"). Securities that were long-term when issued, but that have 397 days or less remaining to maturity, and that lack an appropriate short-term rating, may be eligible if they are comparable in priority and security to an appropriately rated short-term security, unless the former security has a long-term rating below A.

         The fund may invest no more than 5% of its total assets in securities that are Eligible Securities but that have not been rated in the highest short-term ratings category by at least two NRSROs (or by one NRSRO, if only one NRSRO has assigned the obligation a short-term rating) or, if the obligations are unrated, determined by the adviser to be of comparable quality ("Second Tier Securities"). In addition, the fund will not invest more than 1% of its total assets or $1 million (whichever is greater) in the Second Tier Securities of a single issuer.

         The Rule requires the fund to maintain a dollar-weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value of $1.00 per share and, in any event, not more than 90 days. In addition, under the Rule, no instrument with a remaining maturity (as defined in the Rule) of more than 397 days can be purchased by the fund, except that the fund may hold securities with maturities greater than 397 days as collateral for repurchase agreements and other collateralized transactions of short duration. However, the Rule permits the fund to treat certain floating and variable rate demand notes as having maturities of 397 days or less, even if the notes specify a final repayment date more than 397 days in the future.

         Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

         The fund usually holds portfolio securities to maturity and realizes par, unless the adviser determines that sale or other disposition is appropriate in light of the fund's investment objective. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

         In periods of declining interest rates, the indicated daily yield on shares of the fund, which is computed by dividing the annualized daily income on the fund's investment portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

                            PERFORMANCE INFORMATION

How the Fund's Yield is Calculated

         The current annualized yield for the fund is based on a seven-day period and is computed by determining the net change in the value of a hypothetical account in the fund. The net change in the value of the account includes the value of dividends and of additional shares purchased with dividends, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the fund may use a compound effective annualized yield quotation which is calculated, as prescribed by SEC regulations, by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting one.

         The 7-day yield of the fund calculated under the above-described method for the period ended December 31, 2002 was 0.69%.

         The fund's yield may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current yield does not provide a basis for determining future yields.

         The fund from time to time also may advertise its tax-equivalent yield and tax-equivalent effective yield, based on a recently ended seven-day period. These quotations are calculated by dividing that portion of the fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the fund's yield that is not tax-exempt. Assuming a maximum tax rate of 38.6%, the fund's tax-equivalent yield and tax-equivalent effective yield for the seven-day period ended December 31, 2002 were 1.12% and 1.13%, respectively.

         The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in the fund will fluctuate. In Performance Advertisements, the fund may compare its taxable yield with data published by Lipper Analytical Services, Inc. for money market funds ("Lipper"), IBC/Donoghue's Money Market Fund Report ("Donoghue"), Morningstar Mutual Funds ("Morningstar") or Wiesenberger Investment Companies Service ("Wiesenberger") or with the performance of recognized stock and other indices, including (but not limited to) the Standard & Poor's 500 Index ("S&P 500"), the Dow Jones Industrial Average ("Dow Jones") and the Consumer Price Index as published by the U.S. Department of Commerce.

         The types of securities in which the fund invests are different from those included in the S&P 500 and Dow Jones indices, which track the performance of the equity markets. The S&P 500 and Dow Jones are accepted as broad-based measures of the equity markets. Calculation of those indices assumes reinvestment of dividends and ignores brokerage and other costs of investing. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Donoghue, Morningstar or Wiesenberger. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals, including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, THE NEW YORK TIMES and FORTUNE.

         The fund may also compare its performance with the performance of bank certificates of deposit ("CDs") as measured by the Wiesenberger Certificate of Deposit Index and the Bank Rate Monitor National Index. In comparing the fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or part by an agency of the U.S. Government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. Government or any agency thereof and returns thereon will fluctuate. While the fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

         In advertising, the fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Wiesenberger may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. The fund may use other recognized sources as they become available.

         The fund may use data prepared by independent third parties such as Ibbotson Associates and Frontier Analytics, Inc. to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Typically, different indices are used to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         The fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         The fund may also include in advertising biographical information on key investment and managerial personnel.

         The fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of more than $184 billion as of December 31, 2002.

                             MANAGEMENT OF THE FUND

         Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Corporation's Board of Directors.

         The standing committees of the Board of Directors include an Audit Committee, a Nominating Committee and an Independent Directors Committee. All directors who are not interested persons of the Corporation, as defined in the 1940 Act, are members of all three Committees.

         The Audit Committee meets twice a year with the Corporation's independent accountants and officers to review the results of the audit and accounting principles used by the Corporation, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The Nominating Committee meets periodically to review and nominate candidates for positions as directors, to fill vacancies on the Board of Directors, and to evaluate the performance of directors. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. During the last fiscal year, the Audit Committee met three times and the Nominating Committee met three times. The Independent Directors Committee, which was established in February 2003, considers matters related to fund operations and oversees issues related to the independent directors. The selection and nomination of candidates for independent directors is committed to the discretion of the independent directors.

         The table below provides information about the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.


-----------------------------------------------------------------------------------------------------------------------------------
                                               Term of
                             Position(s)     Office and      Number of
                            Held With the     Length of    Funds in Fund         Other
                             Corporation        Time          Complex        Directorships            Principal Occupation(s)
      Name and Age                           Served (1)      Overseen            Held               During the Past Five Years

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
-----------------------------------------------------------------------------------------------------------------------------------

Gilmore, Richard G.        Director          Since 1990   Director/        None               Retired.  Trustee of Pacor Settlement
Age 75                                                    Trustee of all                      Trust, Inc. since 1990. Formerly:
                                                          Legg Mason                          Director of CSS Industries, Inc.
                                                          funds                               (diversified holding company that
                                                          consisting of                       makes seasonal decorative products);
                                                          23 portfolios.                      Senior Vice President, Chief Financial
                                                                                              Officer and Director of PECO Energy
                                                                                              Co., Inc. (now Exelon Corporation).
-----------------------------------------------------------------------------------------------------------------------------------
Lehman, Arnold L.          Director          Since 1983   Director/        None               Director of The Brooklyn Museum of Art
Age 58                                                    Trustee of all                      since 1997.  Formerly: Director of The
                                                          Legg Mason                          Baltimore Museum of Art (1979-1997).
                                                          funds
                                                          consisting of
                                                          23 portfolios.
-----------------------------------------------------------------------------------------------------------------------------------

                                       16

-----------------------------------------------------------------------------------------------------------------------------------
                                               Term of
                             Position(s)     Office and      Number of
                            Held With the     Length of    Funds in Fund         Other
                             Corporation        Time          Complex        Directorships            Principal Occupation(s)
      Name and Age                           Served (1)      Overseen            Held               During the Past Five Years

-----------------------------------------------------------------------------------------------------------------------------------
Masters, Robin J.W.        Director          Since 2002   Director/        None               Retired.  Director of The Family
Age 47                                                    Trustee of all                      Learning Centre (non-profit) since
                                                          Legg Mason                          1996; Director of Bermuda SMARTRISK
                                                          funds                               (non-profit) since 2001.  Formerly:
                                                          consisting of                       Chief Investment Officer of ACE
                                                          23 portfolios.                      Limited (insurance) (1995-2000).
-----------------------------------------------------------------------------------------------------------------------------------
McGovern, Jill E.          Director          Since 1989   Director/        None               Chief Executive Officer of The Marrow
Age 58                                                    Trustee of all                      Foundation since 1993.  Formerly:
                                                          Legg Mason                          Executive Director of the Baltimore
                                                          funds                               International Festival (1991 - 1993);
                                                          consisting of                       Senior Assistant to the President of
                                                          23 portfolios                       The Johns Hopkins University
                                                                                              (1986-1990).

-----------------------------------------------------------------------------------------------------------------------------------
Mehlman, Arthur S.         Director          Since 2002   Director/        None               Retired.  Director of Maryland
Age 61                                                    Trustee of all                      Business Roundtable for Education
                                                          Legg Mason                          (non-profit); Director of University
                                                          funds                               of Maryland Foundation (non-profit);
                                                          consisting of                       Director of University of Maryland
                                                          23 portfolios.                      College Park Foundation (non-profit)
                                                                                              since 1998.  Formerly:  Partner, KPMG
                                                                                              LLP (international accounting firm)
                                                                                              (1972-2002).

-----------------------------------------------------------------------------------------------------------------------------------
O'Brien, G. Peter          Director          Since 2002   Director/        Director of the    Trustee of Colgate University and
Age 57                                                    Trustee of all   Royce Family of    President of Hill House, Inc.
                                                          Legg Mason       Funds consisting   (residential home care).  Formerly:
                                                          funds            of 17              Managing Director, Equity Capital
                                                          consisting of    portfolios;        Markets Group of Merrill Lynch & Co.
                                                          23 portfolios.   Director of        (1971-1999).
                                                                           Renaissance
                                                                           Capital
                                                                           Greenwich Funds.

-----------------------------------------------------------------------------------------------------------------------------------
Rowan, S. Ford             Director          Since 2002   Director/        None               Consultant, Rowan & Blewitt Inc.
Age 59                                                    Trustee of all                      (management consulting); Adjunct
                                                          Legg Mason                          Professor, George Washington
                                                          funds                               University since 2000; Director of
                                                          consisting of                       Santa Fe Institute (scientific
                                                          23 portfolios.                      research institute) since 1999 and
                                                                                              Annapolis Center for Science-Based
                                                                                              Public Policy since 1995.

-----------------------------------------------------------------------------------------------------------------------------------

                                       17

-----------------------------------------------------------------------------------------------------------------------------------
                                               Term of
                             Position(s)     Office and      Number of
                            Held With the     Length of    Funds in Fund         Other
                             Corporation        Time          Complex        Directorships            Principal Occupation(s)
      Name and Age                           Served (1)      Overseen            Held               During the Past Five Years

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
-----------------------------------------------------------------------------------------------------------------------------------
Curley Jr., John F.        Chairman and      Since 1982   Chairman and     None               Director and/or officer of various
Age 63                     Director                       Director/                           Legg Mason affiliates.  Formerly:
                                                          Trustee of all                      Vice Chairman and Director of Legg
                                                          Legg Mason                          Mason, Inc. and Legg Mason Wood
                                                          funds                               Walker, Incorporated; Director of Legg
                                                          consisting of                       Mason Fund Adviser, Inc. and Western
                                                          23 portfolios.                      Asset Management Company (each a
                                                                                              registered investment adviser).
-----------------------------------------------------------------------------------------------------------------------------------
Fetting, Mark R.           President and     President    Director/        Director of the    Executive Vice President of Legg
Age 48                     Director          since        Trustee of all   Royce Family of    Mason, Inc., director and/or officer
                                             2001;        Legg Mason       Funds consisting   of various other Legg Mason affiliates
                                             Director     funds            of 17 portfolios.  since 2000.  Formerly: Division
                                             since 2002   consisting of                       President and Senior Officer of
                                                          23 portfolios.                      Prudential Financial Group, Inc. and
                                                                                              related companies, including fund
                                                                                              boards and consulting services to
                                                                                              subsidiary companies from 1991 to
                                                                                              2000; Partner, Greenwich Associates;
                                                                                              Vice President, T. Rowe Price Group,
                                                                                              Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------------
Duffy, Marc R.             Vice President    Since 2000   Vice President   None               Vice President and Secretary of Legg
Age 45                     and Secretary                  and Secretary                       Mason Fund Adviser, Inc. since 2000;
                                                          of all Legg                         Associate General Counsel of Legg
                                                          Mason funds                         Mason Wood Walker, Incorporated since
                                                          consisting of                       1999.  Formerly: Senior Associate,
                                                          23 portfolios.                      Kirkpatrick & Lockhart LLP (1996
                                                                                              -1999); Senior Counsel, Securities and
                                                                                              Exchange Commission, Division of
                                                                                              Investment Management (1989 -1995).
-----------------------------------------------------------------------------------------------------------------------------------
Karpinski, Marie K.        Vice President    Since 1985   Vice President   None               Vice President and Treasurer of Legg
Age 54                     and Treasurer                  and Treasurer                       Mason Fund Adviser, Inc. and Western
                                                          of all Legg                         Asset Funds, Inc. Treasurer of Pacific
                                                          Mason funds                         American Income Shares, Inc. and
                                                          consisting of                       Western Asset Premier Bond Fund.
                                                          23 portfolios.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation, retirement or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

         Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the fund's investment adviser or its affiliated entities (including the fund's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities.

         The following table shows each director's ownership of shares of the fund and of all the Legg Mason Funds served by the director as of December 31, 2002:

-------------------------------------------------------------------------------------------------------------
                                                                                Aggregate Dollar Range
                                      Dollar Range of Equity Securities in         of Shares in the
           Name of Director                     Tax-Exempt Trust                   Legg Mason Funds
                                                                                   Owned by Director
-------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
-------------------------------------------------------------------------------------------------------------

Richard G. Gilmore                                    None                           Over $100,000
-------------------------------------------------------------------------------------------------------------
Arnold L. Lehman                                      None                           Over $100,000
-------------------------------------------------------------------------------------------------------------
Robin J.W. Masters                                    None                                None
-------------------------------------------------------------------------------------------------------------
Jill E. McGovern                                      None                           Over $100,000
-------------------------------------------------------------------------------------------------------------
Arthur S. Mehlman                                     None                           $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------
G. Peter O'Brien                                      None                           Over $100,000
-------------------------------------------------------------------------------------------------------------
S. Ford Rowan                                         None                           Over $100,000
-------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
-------------------------------------------------------------------------------------------------------------
John F. Curley Jr.                                Over $100,000                      Over $100,000
-------------------------------------------------------------------------------------------------------------
Mark R. Fetting                                       None                           Over $100,000
-------------------------------------------------------------------------------------------------------------

         Officers and directors who are interested persons of the Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation. Each director who is not an interested person of the Corporation ("Independent Directors") receives an annual retainer and a per meeting fee based on the average net assets of the Corporation as of December 31 of the previous year.

         The following table provides certain information relating to the compensation of the Corporation's directors. None of the Legg Mason Funds has any retirement plan for its directors.



----------------------------------------------------------------------------------------------------------------
                                                                           Total Compensation from Corporation
                                             Aggregate Compensation                 and Fund Complex
      Name of Person and Position               From Corporation*                  Paid to Directors**
----------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
----------------------------------------------------------------------------------------------------------------

Richard G. Gilmore
Director                                             $2,400                              $42,900
----------------------------------------------------------------------------------------------------------------
Arnold L. Lehman
Director                                             $2,400                              $42,900
----------------------------------------------------------------------------------------------------------------

                                       19

----------------------------------------------------------------------------------------------------------------
                                                                           Total Compensation from Corporation
                                             Aggregate Compensation                 and Fund Complex
      Name of Person and Position               From Corporation*                  Paid to Directors**
----------------------------------------------------------------------------------------------------------------
Robin J.W. Masters***
Director                                              $600                               $10,800
----------------------------------------------------------------------------------------------------------------
Jill E. McGovern
Director                                             $2,400                              $42,900
----------------------------------------------------------------------------------------------------------------
Arthur S. Mehlman***
Director                                              $600                               $10,800
----------------------------------------------------------------------------------------------------------------
G. Peter O'Brien ***
Director ****                                         $600                              $100,350
----------------------------------------------------------------------------------------------------------------
S. Ford Rowan***
Director                                              $600                               $10,800
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
----------------------------------------------------------------------------------------------------------------
John F. Curley, Jr.
Chairman of the Board and Director                    None                                None
----------------------------------------------------------------------------------------------------------------
Mark R. Fetting***
Director                                              None                                None
----------------------------------------------------------------------------------------------------------------


* Represents compensation paid to the directors for the fiscal year ended December 31, 2002.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2002. There are 12 open-end investment companies in the Legg Mason funds, consisting of 23 funds.

*** Ms. Masters and Messrs. Fetting, Mehlman, O'Brien and Rowan were elected as directors of the Corporation on October 30, 2002.

**** The total compensation paid to Mr. O'Brien reflects compensation paid by the Royce Funds, consisting of 17 portfolios, in addition to the fees paid by the Legg Mason Funds.

         Effective January 1, 2003, the compensation of Independent Directors has been restructured. For serving as a director of all of the Legg Mason mutual funds, each Independent Director receives an annual retainer of $30,000 and a fee of $7,500 for each quarterly meeting he or she attends. The Lead Independent Director and the chairs of the Board's Audit and Nominating Committees receive additional fees for their additional time commitment. Independent Directors will also receive a fee of $3,750 or $1,250 for any special Board meetings they attend in-person or by telephone, respectively. The Legg Mason Funds continue to reimburse Independent Directors for their travel and other out-of-pocket expenses related to their attendance of Board meetings.

         On March 31, 2003, the Directors and Officers of the fund beneficially owned in the aggregate less than 1% of the fund's outstanding shares.

         On March 31, 2003, no entities were known by the fund to own of record or beneficially 5% or more of the fund's outstanding shares.

                      THE FUND'S INVESTMENT ADVISER/MANAGER

         Legg Mason Fund Adviser, Inc. ("LMFA" or "manager"), a Maryland corporation, 100 Light Street, Baltimore, Maryland 21202, serves as the fund's investment adviser and manager under an Investment Advisory and Management Agreement ("Management Agreement"), effective June 1, 2000. From January 1, 1998 to May 31, 2000, Legg Mason Capital Management, Inc. ("LMCM") served as the fund's investment adviser and manager. LMFA and LMCM are both wholly owned subsidiaries of Legg Mason, Inc.

         The Management Agreement provides that, subject to overall direction by the Board of Directors, LMFA will manage the investment and other affairs of the fund. LMFA is responsible for managing the fund consistent with the fund's investment objective and policies described in its Prospectus and this SAI.

         LMFA also is obligated to (a) furnish the fund with office space and executive and other personnel necessary for the operation of the fund; (b) supervise all aspects of the fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the fund's shareholders;
(d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the fund's officers and directors. LMFA and its affiliates pay all compensation of directors and officers of the fund who are officers, directors or employees of LMFA. The fund pays all of its expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to Legg Mason, the fund's distributor, compensation of the Independent Directors, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund may also have an obligation to indemnify its directors and officers with respect to litigation.

         Under the Management Agreement, the fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by LMFA.

         LMFA receives for its services a fee, calculated daily and payable monthly, at an annual rate of 0.50% of the average daily net assets of the fund. For the fiscal year ended December 31, 2002, December 31, 2001 and the period June 1, 2000 to December 31, 2000, the fund paid LMFA fees of $2,202,683, $2,183,433 and $1,096,963, respectively. For the period January 1, 2000 to May 31, 2000, the fund paid LMCM fees of $731,596.

         Legg Mason Trust, fsb ("LM Trust" or "adviser"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser to the fund pursuant to an Investment Advisory Agreement between LM Trust and LMFA ("Advisory Agreement") effective June 1, 2000. LM Trust is a wholly owned subsidiary of Legg Mason, Inc. Under the Advisory Agreement, LM Trust is responsible, subject to the supervision of LMFA and the fund's Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. LMFA pays LM Trust, pursuant to the Advisory Agreement, a fee equal to an annual rate of 0.45% of the fund's average daily net assets.

         Under the Management Agreement and Advisory Agreement, LMFA and LM Trust, respectively, will not be liable for any error of judgment or mistake of law or for any loss by the fund in connection with the performance of the Advisory Agreement or Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective Agreement.

         The Management Agreement and Advisory Agreement each terminate automatically upon assignment and are terminable at any time without penalty by vote of the fund's Board of Directors, by vote of a majority of the fund's outstanding voting securities, by LMFA or by LM Trust, on not less than 60 days' notice to the fund and/or the other party(ies). The Advisory Agreement will be terminated immediately upon any termination of the Management Agreement or upon the mutual written consent of all parties to the Agreement.

         The fund, LMFA, LM Trust, and Legg Mason each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by the fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

Board Consideration of the Management and Advisory Agreements

         In approving the Management and Advisory Agreements, the Board of Directors primarily considered, with respect to the fund, whether continuation of the Agreements would be in the best interests of the fund and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the fund. The Independent Directors requested and evaluated an extensive report from LMFA that addressed specific factors designed to inform the Board of Directors' consideration of these and other issues. The Independent Directors met with experienced mutual fund legal counsel separately from the full Board of Directors to evaluate this report.

         With respect to the nature and quality of the services provided, the Board of Directors considered the performance of the fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board of Directors also considered the adviser's compliance history and considered the steps the adviser has taken to strengthen its compliance program.

         The Board of Directors also considered the adviser's procedures for executing portfolio transactions for the fund.

         With respect to the overall fairness of the Management and Advisory Agreements, the Board of Directors primarily considered the fee structure of the Agreements and the profitability of LMFA, LM Trust and their affiliates from their overall association with the fund. The Board of Directors reviewed information about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the fund. The Board of Directors considered the specific portfolio management issues that contributed to the fee. In concluding that the benefits accruing to LMFA and LM Trust and their affiliates by virtue of their relationship to the fund were reasonable in comparison with the costs of the provision of management and investment advisory services and the benefits accruing to the fund, the Board of Directors reviewed specific data as to LMFA's and LM Trust's profit or loss on the fund for a recent period. In prior years, the Board of Directors has reviewed the discussed at length a study by outside accounting firms evaluating Legg Mason's cost allocation methodology.

         In addition to the annual Board of Directors meeting in which the Management and Advisory Agreements are reviewed, the Board of Directors meets at least another three times a year in order to oversee the management and performance of the fund. Representatives of the adviser are present for at least two of these quarterly meetings. Such meetings provide additional opportunities for the Board of Directors to discuss performance, brokerage, compliance and other fund issues. The Board of Directors also draws upon its long association with LMFA and its personnel, and the Board of Directors' familiarity with the culture of the organization, the manner in which it has handled past problems, and its treatment of investors.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisory Agreement authorizes the adviser (subject to the overall direction of the Corporation's Board of Directors) to select brokers and dealers to execute purchases and sales of the fund's portfolio securities. It directs the adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the fund. The adviser undertakes to execute each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably obtainable under the circumstances. The fund's portfolio securities are generally purchased without a stated commission, either directly from the issuer or from dealers who specialize in municipal bonds and money market instruments. Prices paid to a dealer generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. To the extent that the execution and price offered by more than one dealer are comparable, the adviser may, at its discretion, effect transactions in portfolio securities with dealers who provide the fund with research, advice or other services. Since the commencement of its operations on July 14, 1983, the fund has incurred no brokerage commissions.

         Portfolio securities are not purchased from or sold to the adviser or Legg Mason or any "affiliated person" (as defined in the 1940 Act) thereof, except in accordance with SEC rules or actions. The Corporation's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which Legg Mason or other affiliated persons are participants, subject to certain limitations.

         Investment decisions for the fund are made independently from those of other funds and accounts advised by the adviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

         The fund may not always hold portfolio securities to maturity, but may sell a security to buy another that has a higher yield because of short-term market movements. This may result in high portfolio turnover. The fund does not anticipate incurring significant brokerage expense in connection with such transactions, since ordinarily they will be made directly with the issuer or a dealer on a net price basis.

                             THE FUND'S DISTRIBUTOR

         Legg Mason acts as distributor of the fund's shares pursuant to a separate Underwriting Agreement with the fund. The Underwriting Agreement obligates Legg Mason to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the fund's expense), and for supplementary sales literature and advertising costs.

         The fund has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits the fund to pay Legg Mason fees for its services related to sales and distribution of shares and the provision of ongoing services to shareholders. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses. The fees received by Legg Mason during any year may be more or less than its costs of providing distribution and shareholder services for the fund.

         For the fiscal year ended December 31, 2002, the fund incurred distribution and services fees of $440,537.

         Amounts payable by the fund under the Plan need not be directly related to the expenses actually incurred by Legg Mason on behalf of the fund. The Plan does not obligate the fund to reimburse Legg Mason for the actual expenses Legg Mason may incur in fulfilling its obligations under the Plan. Thus, even if Legg Mason's actual expenses exceed the fee payable to Legg Mason at any given time, the fund will not be obligated to pay more than that fee. If Legg Mason's expenses are less than the fee it receives, Legg Mason will retain the full amount of the fee.

         The Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Directors"). In approving the establishment of the Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that the Plan would benefit the fund and its shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the fund's shareholders could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of the fund's shares would be likely to maintain or increase the amount of compensation paid by the fund to LMFA.

         In considering the costs of the Plan, the directors gave particular attention to the fact that any payments made by the fund to Legg Mason under the Plan would increase the fund's level of expenses in the amount of such payments. Further, the directors recognized that LMFA and LM Trust would earn greater management and advisory fees if the fund's assets were increased, because such fees are calculated as a percentage of the fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plan was implemented.

         Among the potential benefits of the Plan, the directors noted that the payment of commissions and service fees to Legg Mason and its investment executives could motivate them to improve their sales efforts with respect to the fund's shares and to maintain and enhance the level of services they provide to the fund's shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by the fund in connection with its Plan. Furthermore, the investment management of the fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting shares. Any change in the Plan that would materially increase the distribution cost to the fund requires shareholder approval; otherwise the Plan may be amended by the directors, including a majority of the 12b-1 Directors, as previously described.

         As compensation for its services and expenses, Legg Mason is entitled to receive annual distribution and service fees not to exceed an annual rate of 0.20% of the fund's average daily net assets. Currently, the Board of Directors has limited payments under the Plan to 0.10% of average daily net assets.

         In accordance with Rule 12b-1, the Plan provides that Legg Mason will submit to the fund's Board of Directors, and the directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made.

         During the year ended December 31, 2002, Legg Mason incurred the following distribution and shareholder servicing expenses with respect to the fund:

              ---------------------------------------------------
              Compensation to sales                $292,000
              Personnel
              ---------------------------------------------------
              Advertising                           $77,000
              ---------------------------------------------------
              Printing and mailing of
              prospectuses to prospective           $28,000
              shareholders
              ---------------------------------------------------
              Other                                $374,000
              ---------------------------------------------------
              Total expenses                       $771,000
              ---------------------------------------------------

         The foregoing are estimated and do not include all expenses fairly allocable to Legg Mason's or its affiliates' efforts to distribute the fund's shares.

                            CAPITAL STOCK INFORMATION

         The Corporation has authorized 2 billion shares of common stock, par value $.001 per share and may issue additional series of shares. Currently, there is only one series of the Corporation, which is comprised of a single class of shares. Each share in the Corporation is entitled to one vote for the election of directors and any other matter submitted to a vote of shareholders. Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the corporation are fully paid and non-assessable and have no preemptive or conversion rights. The Corporation in the future may organize additional separate investment portfolios, each of which will invest in particular types of tax-exempt, interest-bearing securities and will have separate investment objectives, policies and limitations.

         Shareholder meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract and certain amendments to the plan of distribution pursuant to Rule 12b-1), at the request of a majority of the shares entitled to vote as set forth in the Bylaws of the Corporation, or as the Board of Directors from time to time deems appropriate.

                            THE FUND'S CUSTODIAN AND
                     TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street, P.O. Box 1713, Boston, MA 02105, serves as custodian of the fund's assets. BFDS, P.O. Box 953, Boston, MA 02103, as agent for State Street, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the fund assisting BFDS with certain of its duties as transfer agent. LMFS receives from BFDS for its services a percentage of the per account fees the fund pays BFDS for transfer agency services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. The fund reserves the right, upon 60 days' written notice, to institute other charges on shareholders to cover the fund's administrative costs.

                            THE FUND'S LEGAL COUNSEL

         Kirkpatrick   &  Lockhart  LLP,  1800   Massachusetts   Avenue,   N.W.,
Washington, D.C., 20036-1800, serves as counsel to the fund.

                       THE FUND'S INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, MD 21201, serves as the fund's independent accountants.

                              FINANCIAL STATEMENTS

         The Annual Reports to Shareholders for the fiscal year ended December 31, 2002, contain the financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, its independent accountants, all of which are hereby incorporated by reference herein.

                                                                    APPENDIX A

                              RATINGS OF SECURITIES

1.  DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATINGS

         MUNICIPAL BONDS which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

         MUNICIPAL NOTES Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade
("VMIG"). The rating MIG recognizes the differences between short-term credit risk and long-term credit risk, while VMIG differentiates variable rate demand obligations to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Notes bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Notes bearing the designation MIG-2 or VMIG-2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

         COMMERCIAL PAPER The ratings Prime-1 and Prime-2 are the two highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations, while Prime-2 indicates a strong ability for repayment. Among the factors considered in assigning ratings are the following: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, -2, or -3.

2.  DESCRIPTION OF STANDARD & POOR'S ("S&P") RATINGS

         MUNICIPAL BONDS rated AAA by S&P are the highest grade obligations. This rating indicates an extremely strong capacity to pay interest and repay principal. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

         MUNICIPAL NOTES Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2, or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation SP-1+.

         COMMERCIAL PAPER The highest commercial paper rating assigned by S&P, A-1, indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are given the designation A-1+. Commercial paper rated A-2 has a satisfactory capacity for timely payment. However, the relative degree of safety is not as high for issues designated A-1.

                                       A-1